1
EXHIBIT 32.2
CERTIFICATION OF PERIODIC REPORT
I,

Charles

D.

Knight,

Executive Vice

President, Chief

Financial

Officer

of

The

Cato

Corporation (the
“Company”), certify, pursuant to Section

906 of

the Sarbanes-Oxley Act of 2002, 18

U.S.C. Section

1350,
that on

the date

of this

Certification:
1.
the Form

10-Q of the

Company

for the

quarter

ended July

30, 2022

(the “Report”)

fully complies

with the
requirements

of Section

13(a) or

15(d) of

the Securities

Exchange

Act of

1934; and
2.

the information

contained

in the Report

fairly presents,

in all material

respects,

the financial

condition

and
results

of operations

of the

Company.
Dated: August 25, 2022

/s/ Charles D. Knight

Charles D. Knight

Executive Vice President

Chief Financial Officer